Exhibit 99.1

Accretive Health Appoints Joseph Flanagan President and CEO

Emad Rizk, M.D. steps down as CEO

CHICAGO - May 26, 2016 - Accretive Health, Inc. (OTC Pink: ACHI) today announced that its Board of Directors has appointed Joseph Flanagan, currently President and Chief Operating Officer of Accretive Health, as President, Chief Executive Officer and member of the Board, effective immediately. Dr. Emad Rizk and the Board of Directors have mutually agreed for Dr. Rizk to step down from his positions as CEO and member of the Board. Dr. Rizk will be available over the next several weeks to help ensure a smooth transition.
After careful consideration of the business, client and market needs moving forward, the Board of Directors of Accretive Health has appointed Mr. Flanagan as CEO in order to drive continued operational excellence, technology leadership and value creation for its client partners. The Board believes Mr. Flanagan is the ideal choice to accelerate the growth and scaling of the Company as it begins its next phase of expansion.
“The Board is positioning Accretive Health to maximize growth and value by building on a strong operational foundation that includes great talent, an unparalleled technology platform, a strong financial position with resources to invest in growth and value generation, and unique operational capabilities to deliver upon and extend beyond our substantial committed growth with Ascension,” said Steve Shulman, Chairman of Accretive Health’s Board of Directors. “Joe Flanagan is an action-oriented, world-class operations expert who takes a performance-based approach and demands accountability, making him the perfect leader to leverage Accretive’s strong position to generate greater growth and value.”
Mr. Flanagan brings years of uncommon experience in driving standardization and operating efficiencies with meaningful and measurable results and has thoughtfully applied these skills to the complexities of the ever-changing healthcare revenue cycle. He has spent years working as the most senior operator across the entire company and has in-depth experience with problem-solving, organizational scaling and driving value for Accretive Health’s customers.
The Board began a course for succession when Mr. Flanagan was promoted from Chief Operating Officer to President and COO. At that time, he began his review and integration process, which was executed more quickly and effectively than expected.
“Having worked operationally inside Accretive Health and also with our existing and potential clients and other leaders in healthcare while at Accretive, I believe in this company and I am honored and energized by the confidence the Board has placed in me,” Mr. Flanagan said. “Accretive Health is poised for growth and there are value creation opportunities that we will realize by leveraging our operational, technological and financial strength.”
Mr. Flanagan joined Accretive Health in June 2013 as the Chief Operating Officer, and has been responsible for delivering operational discipline and measurable client value creation throughout the company. He is an accomplished executive, having served as Senior Vice President of Worldwide Operations and Supply Chain at Applied Materials Inc. Mr. Flanagan also held executive positions in global operations for Nortel Networks Corporation as President of Business Services, and SVP of Global Operations, and earlier in his career held a number of positions at GE.

“The Accretive team and I have worked to help position the company with a strong platform to support future growth,” said Dr. Rizk. “I have been honored to be part of this important leader in the healthcare industry, and I’m proud of the team for our accomplishments over the past few years.”
“On behalf of the Board of Directors, I want to thank Emad for his contributions to Accretive Health,” Shulman added. “He brought valuable general healthcare leadership expertise to help strategically position the company for future growth and value creation.”
About Accretive Health
Accretive Health is a leading provider of revenue cycle services and Physician Advisory Services to healthcare providers. Accretive Health’s mission is to help healthcare providers strengthen their financial stability so they can deliver better care at a more affordable cost to the communities they serve, increasing healthcare access for all. Accretive Health’s distinctive operating model includes people, processes, and sophisticated integrated technology/analytics that help customers realize sustainable improvements in their operating margins and improve the satisfaction of their patients, physicians, and staff. Accretive Health’s customers typically are multi-hospital systems, including faith-based or community healthcare systems, academic medical centers and independent ambulatory clinics, and their affiliated physician practice groups. For more information, visit www.accretivehealth.com.
Safe Harbor
This press release contains forward-looking statements, including statements regarding the success of Accretive Health under its new CEO, the success of Accretive Health’s turnaround and operational plan, and statements regarding Accretive Health’s strategic initiatives. All forward-looking statements contained in this press release involve risks and uncertainties. The Company’s actual results and outcomes could differ materially from those anticipated in these forward-looking statements as a result of various factors, including the factors set forth under the heading “Risk Factors” in its Annual Report on Form 10-K for the year ended December 31, 2015, filed with the SEC on March 10, 2016.  The words “strive,” “objective,” “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “vision,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The Company has based these forward-looking statements on its current expectations and projections about future events. Although the Company believes that the expectations underlying any of its forward-looking statements are reasonable, these expectations may prove to be incorrect and all of these statements are subject to risks and uncertainties. Should one or more of these risks and uncertainties materialize, or should underlying assumptions, projections, or expectations prove incorrect, actual results, performance, financial condition, or events may vary materially and adversely from those anticipated, estimated, or expected.
 All forward-looking statements included in this press release are expressly qualified in their entirety by these cautionary statements. The Company cautions readers not to place undue reliance on any forward-looking statement that speaks only as of the date made and to recognize that forward-looking statements are predictions of future results, which may not occur as anticipated. Actual results could differ materially from those anticipated in the forward-looking statements and from historical results, due to the uncertainties and factors described above, as well as others that the Company may consider immaterial or does not anticipate at this time. Although the Company believes that the expectations reflected in its forward-looking statements are reasonable, the Company does not know whether its expectations may prove correct. The Company’s expectations reflected in its forward-looking statements can be affected by inaccurate assumptions it might make or by known or unknown uncertainties and factors, including those described above. The risks and uncertainties described above are not exclusive, and further information concerning the Company and its business, including factors that potentially could materially affect its financial results or condition or relationships with customers and potential customers, may emerge from time to time. The Company assumes no, and it specifically disclaims any, obligation to update, amend, or clarify forward-looking statements to reflect actual results or changes in factors or assumptions affecting such forward-looking statements. The Company advises investors, however, to consult any further disclosures it makes on related subjects in our periodic reports that it files with or furnishes to the SEC.

Contacts:

Investor Relations:
Atif Rahim
Accretive Health, Inc.
312-324-5476
investorrelations@accretivehealth.com

or

Media Relations:
Alex Yankus
Brunswick Group
212-333-3810
ayankus@brunswickgroup.com

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